UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

ENTROPIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29807	68-0510827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

45926 Oasis Street, Indio, California 92201

(Address of principal executive offices, with zip code)

(760) 775-8333

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 17, 2004, Entropin, Inc. (the “Company”) notified Deloitte & Touche LLP (“D&T”) of D&T’s dismissal in connection with the Company’s decision to engage new auditors as the Company’s independent registered public accounting firm. On that date, the Company appointed Causey Demgen & Moore Inc. (“CDM”) for the fiscal year ending December 31, 2004 as the Company’s new independent registered public accounting firm. The decision to engage CDM was made by the Audit Committee of the Company’s Board of Directors on November 17, 2004. The appointment was effective as of such date.

The reports of D&T on the Company’s financial statements for the years ended December 31, 2002 and 2003 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, D&T’s reports for the years ended December 31, 2002 and 2003 included an explanatory paragraph noting the Company’s recurring losses from operations and the Company’s requirement for additional funding, which raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with its audits of the Company’s financial statements for the years ended December 31, 2002 and 2003, and during the interim period through November 17, 2004, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference thereto in its reports. There were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the period from the end of the most recent fiscal year to the date of appointment of CDM, neither the Company nor anyone acting on its behalf consulted with CDM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested D&T to furnish it a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the statements made herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 16.1    Letter of Deloitte & Touche LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTROPIN, INC.

Date: November 17, 2004	By:	/s/ Thomas G. Tachovsky
Thomas G. Tachovsky
President and Chief Executive Officer